SERVICER'S REPORT                                                                              CONFIDENTIAL
INTEREST PERIOD:       MARCH 19, 2001 TO APRIL 16, 2001                                        DATE OF REPORT:     APRIL 16, 2001


ASSOCIATES CREDIT CARD MASTER NOTE TRUST, SERIES 2000-2
--------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS A              CLASS B              CLASS C            TOTAL SERIES
MONTHLY MASTER NOTE TRUST ACTIVITIES                   NOTE                 NOTE                 NOTE                 NOTE
--------------------------------------------------------------------------------------------------------------------------------

Beginning Principal Receivables Balance
Beginning Fin. Chrg. Receivables Balance
Beginning Total Receivables Balance

Beginning Special Funding Accnt Balance
Beginning Spread Account Balance
Beginning Reserve Account Balance

Initial Invested Amount                            600,000,000.00        80,921,000.00       108,553,000.00       789,474,000.00

Beginning Period Invested Amount                   600,000,000.00        80,921,000.00       108,553,000.00       789,474,000.00


Note Principal Balance Increase                              0.00                 0.00                 0.00                 0.00
Note Principal Balance Decrease                              0.00                 0.00                 0.00                 0.00

Reductions in Invested Amount this Period
  (Other than by Principal Payments)                         0.00                 0.00                 0.00                 0.00
Previous Reductions in Invested Amount
  Reimbursed this Period                                     0.00                 0.00                 0.00                 0.00


Ending Special Funding Accnt Balance
Ending Spread Account Balance
Ending Reserve Account Balance

Ending Period Invested Amount                      600,000,000.00        80,921,000.00       108,553,000.00       789,474,000.00

SERVICER'S REPORT                                                                              CONFIDENTIAL
INTEREST PERIOD:       MARCH 19, 2001 TO APRIL 16, 2001                                        DATE OF REPORT:     APRIL 16, 2001


ASSOCIATES CREDIT CARD MASTER NOTE TRUST, SERIES 2000-2
----------------------------------------------------------------------------------------------------
                                                       TRANSFEROR                       TRUST
MONTHLY MASTER NOTE TRUST ACTIVITIES                    INTEREST                        TOTALS
----------------------------------------------------------------------------------------------------

Beginning Principal Receivables Balance                                             7,102,853,995.72
Beginning Fin. Chrg. Receivables Balance                                              406,578,715.08
Beginning Total Receivables Balance                                                 7,509,432,710.80

Beginning Special Funding Accnt Balance                                                         0.00
Beginning Spread Account Balance                                                                0.00
Beginning Reserve Account Balance                                                               0.00

Initial Invested Amount

Beginning Period Invested Amount                    1,519,016,595.72


Note Principal Balance Increase
Note Principal Balance Decrease

Reductions in Invested Amount this Period
  (Other than by Principal Payments)
Previous Reductions in Invested Amount
  Reimbursed this Period


Ending Special Funding Accnt Balance                                                            0.00
Ending Spread Account Balance                                                                   0.00
Ending Reserve Account Balance                                                                  0.00

Ending Period Invested Amount                       1,366,810,204.32

-----------------------------------------------------------------------------------------------------------------------------------
GROUP I INFORMATION                    SERIES 2000-98-1   SERIES 2000-98-2   SERIES 2000-99-1   SERIES 2000-99-2   SERIES 2000-99-3
-----------------------------------------------------------------------------------------------------------------------------------

Beginning Invested Amount               882,500,000.00     823,628,000.00     705,882,000.00     529,412,400.00     264,706,000.00
Average Rate                                      5.47%              5.46%              5.49%              5.35%              5.41%
Allocable Finance Charge Collections     21,477,219.87      20,044,464.19      17,178,904.15      12,884,200.02       6,442,095.14
Allocable Principal Collections          87,533,465.58      81,694,065.94      70,015,068.27      52,511,390.47      26,255,675.40
Allocable Default Amount Due              8,747,492.37       8,163,942.94       6,996,824.26       5,247,627.12       2,623,811.58
Allocable Monthly Interest Due            3,886,411.46       3,620,262.23       3,119,030.66       2,280,139.80       1,154,150.29
Allocable Monthly Servicing Fees Due      1,470,833.33       1,372,713.33       1,176,470.00         882,354.00         441,176.67
Ending Invested Amount                  882,500,000.00     823,628,000.00     705,882,000.00     529,412,400.00     264,706,000.00

--------------------------------------------------------------------------------------------------------------------
GROUP I INFORMATION                    SERIES 2000-99-4     SERIES 2000-1        SERIES 2000-2          TOTAL
--------------------------------------------------------------------------------------------------------------------

Beginning Invested Amount               588,235,000.00     1,000,000,000.00     789,474,000.00     5,583,837,400.00
Average Rate                                      5.33%                5.29%              5.27%                5.38%
Allocable Finance Charge Collections     14,315,753.46        24,336,793.05      19,213,265.36       135,892,695.25
Allocable Principal Collections          58,345,890.23        99,188,062.98      78,306,396.83       553,850,015.71
Allocable Default Amount Due              5,830,686.88         9,912,172.66       7,825,402.60        55,347,960.40
Allocable Monthly Interest Due            2,525,312.64         4,260,764.58       3,351,679.67        24,197,751.33
Allocable Monthly Servicing Fees Due        980,391.67         1,666,666.67       1,315,790.00         9,306,395.67
Ending Invested Amount                  588,235,000.00     1,000,000,000.00     789,474,000.00     5,583,837,400.00

---------------------------------------------------------------------------------------------------------------------------------
PAYOUT EVENT TESTS
---------------------------------------------------------------------------------------------------------------------------------

BASE RATE TRIGGER                                                       TRANSFEROR'S INTEREST TRIGGER
-----------------                                                       -----------------------------
3 Month Average Portfolio Yield                           15.89%        Required Transferor Interest               486,545,332.30
3 Month Average Base Rate                                  7.72%        Transferor Interest                      1,366,810,204.32
Spread                                                     8.17%        Trigger Pass Test                                     Yes
Trigger Pass Test: If Spread is >0, "Yes"                   Yes

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                                  SERIES 2000-2

Pursuant to the Master Indenture dated as of April 1, 2000 (as amended and supplemented, the "Master Indenture"), between Associates Credit Card Master Note Trust (the "Trust") and The Bank of New York, as indenture trustee (the "Indenture Trustee"), as supplemented by the Series 2000-1 Indenture Supplement, dated as of September 15, 2000 (the "Indenture Supplement"), between the Trust and the Indenture Trustee, Associates National Bank (Delaware), as Servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of April 1, 2000 (the "Transfer and Servicing Agreement") among Associates Credit Card Receivables Corp., as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-1 Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of April 17, 2001, and with respect to the performance of the Trust during the month of March is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

Current Transaction Period:                                Revolving Period
Any Cash Flow Shortfalls this Period                       No
Any Cash Flow Shortfalls from Previous Period              No
Payout Event this Period:                                  No
Group I Participants:                                      Series 2000-98-1, Series 2000-98-2
                                                           Series 2000-99-1, Series 2000-99-2, Series 2000-99-3, Series 2000-99-4
                                                           Series 2000-1, Series 2000-2

MASTER NOTE TRUST RECEIVABLES

                  YIELD AND BASE RATE --

                                             March: (31 posting days)

                                                               YIELD          DEFAULTS         TOTAL
                                                             ----------      ----------      ----------
                  Portfolio Yield (Current Month)                 28.26%          11.51%          16.75%
                  Portfolio Yield (Prior Month)                   25.77%          11.34%          14.42%
                  Portfolio Yield (Two Months Ago)                25.50%           9.01%          16.50%
                  THREE MONTH AVERAGE PORTFOLIO YIELD                                                         15.89%
                                                                                                         ----------

                                                             SERVICING         COUPON          TOTAL
                                                             ----------      ----------      ----------
                  Base Rate (Current Month)                        2.00%           5.27%           7.27%
                  Base Rate (Prior Month)                          2.00%           5.79%           7.79%
                  Base Rate (Two Months Ago)                       2.00%           6.09%           8.09%
                  THREE MONTH AVERAGE BASE RATE                                                                7.72%
                                                                                                         ----------

Beginning Period Principal Receivables                                            7,102,853,995.72
Beginning Period Finance Charge Receivables                                         406,578,715.08
Beginning Period Discounted Receivables                                                       0.00
Beginning Period Total Receivables                                                7,509,432,710.80

Removed Principal Receivables                                                                 0.00
Removed Finance Charge Receivables                                                            0.00
Removed Total Receivables                                                                     0.00
Discounted Receivables Generated this Period                                                  0.00
Additional Principal Receivables                                                              0.00
Additional Finance Charge Receivables                                                         0.00
Additional Total Receivables                                                                  0.00

Total Principal Collections this Period                                             704,518,329.48
Total Defaulted Principal Receivables this Period                                    70,404,715.17
Total Receivables Adjustments this Period                                            34,153,057.05
Total Finance Charge Collections this Period                                        172,860,687.79
Total Discounted Receivables this Period                                                      0.00

Ending Period Principal Receivables                                               6,950,647,604.32
Ending Period Finance Charge Receivables                                            367,123,706.46
Ending Period Discounted Receivables                                                          0.00
Ending Period Total Receivables                                                   7,317,771,310.78

DELINQUENCY INFORMATION
End of the Month Principal Delinquencies:
                  31-60 Days Delinquent                                             151,761,332.38
                  61-90 Days Delinquent                                              99,436,312.21
                  91+ Days Delinquent                                               214,771,349.34
                                                                                  ----------------

                  Total 31+ Days Delinquent                                         465,968,993.93
                                                                                  ----------------

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                              CASH FLOW ALLOCATIONS
                                  SERIES 2000-2

                    FLOATING INVESTOR PERCENTAGE  0.111149
                       FIXED INVESTOR PERCENTAGE  0.111149

FINANCE CHARGE ALLOCATIONS                                               Class A        Class B           Class C         Total
------------------------------------------------------------------------------------------------------------------------------------

AVAILABLE FUNDS
             Total Trust Finance Charge Collections    172,860,687.79
                                                       --------------
             Investor Percentage                             0.111149
                                                       --------------
             Investor Finance Charge Collections        19,213,265.36                                                  19,213,265.36
             Excess Finance Charge Collections
               allocated to Series                               0.00                                                           0.00
             Available Finance Charge Collections       19,213,265.36                                                  19,213,265.36

CASH FLOW ALLOCATIONS
CLASS A DISTRIBUTIONS
         (1) Class A Monthly Interest                                 2,492,187.50
         (2) Class A Monthly Interest Previously Due                          0.00
         (3) Class A Monthly Additional Interest                              0.00
         (4) Class A Monthly Additional Interest Previously Due               0.00
             Total Class A Monthly Interest                           2,492,187.50                                      2,492,187.50

CLASS B DISTRIBUTIONS
         (5) Class B Monthly Interest                                                    351,761.90
         (6) Class B Monthly Interest Previously Due                                           0.00
         (7) Class B Monthly Additional Interest                                               0.00
         (8) Class B Monthly Additional Interest Previously Due                                0.00
             Total Class B Monthly Interest                                              351,761.90                       351,761.90

         (9) Total Monthly Servicing Fee for Series                                                                     1,315,790.00
        (10) Total Servicing Fee for Series Previously Due                                                                      0.00

        (11) Class A Prepayable Increase Amount Interest                      0.00                                              0.00
        (12) Class B Prepayable Increase Amount Interest                                       0.00                             0.00
        (13) Investor Default Amount                                                                                    7,825,402.60
        (14) Investor Charge-Offs                                             0.00             0.00             0.00            0.00
        (15) Reallocated Principal Collections Previously Due                 0.00             0.00             0.00            0.00

CLASS C DISTRIBUTIONS
        (16) Class C Monthly Interest                                                                     507,730.27
        (17) Class C Monthly Interest Previously Due                                                            0.00
        (18) Class C Monthly Additional Interest                                                                0.00
        (19) Class C Monthly Additional Interest Previously Due                                                 0.00
        (20) Class C Prepayable Increase Amount Interest                                                        0.00
             Total Class C Interest                                                                       507,730.27      507,730.27

        (21) Funds Required per Note Agreement under
              Sections 2.07, 2.08 & 2.09                                                                                        0.00
        (22) Funds Required per Note Agreement under
              Sections 2.04 (e) & 7.01                                                                                          0.00

SPREAD ACCOUNT DISTRIBUTIONS
        (23) Class C Spread Account Required Deposit                                                                            0.00

TOTAL EXCESS SPREAD ELIGIBLE FOR OTHER
             SERIES' ALLOCATIONS                                                                                        6,720,393.09

EXCESS SPREAD ALLOCATED TO OTHER SERIES'                                                                                        0.00

EXCESS SPREAD RELEASED TO TRANSFEROR                                                                                    6,720,393.09

PRINCIPAL ALLOCATIONS                                                      Class A          Class B          Class C          Total
------------------------------------------------------------------------------------------------------------------------------------

AVAILABLE FUNDS
             Total Trust Principal Collections         704,518,329.48
                                                       --------------
             Investor Percentage                             0.111149
                                                       --------------
             Investor Principal Collections             78,306,396.83
             Shared Principal Collections from
               other Series'                           626,211,932.65
             Available Principal Collections           704,518,329.48

             Controlled Amortization Amount                                   0.00             0.00             0.00            0.00
             Partial Amortization Amount                                      0.00             0.00             0.00            0.00
             Deficiency Controlled Amortization Amount                        0.00             0.00             0.00            0.00
             Monthly Principal Amount                                         0.00             0.00             0.00            0.00
             Principal Shortfall
             Reallocated Principal to other Series'                           0.00             0.00                             0.00

                    ASSOCIATES CREDIT CARD MASTER NOTE TRUST
                               CASH RECONCILIATION
                                     APR-01

GROUP 1                                                       Coupon Rate               Balance          Interest Payments
                                                            ----------------      ------------------     -----------------
Series 2000-98-1, Class A                                               5.38%     $   662,500,000.00     $   2,871,691.32
Series 2000-98-1, Class B                                               5.60%     $    87,500,000.00     $     394,983.59
Series 2000-98-1, Class C                                               5.81%     $   132,500,000.00     $     619,736.55
Series 2000-98-2, Class A                                               5.37%     $   617,647,000.00     $   2,671,259.33
Series 2000-98-2, Class B                                               5.59%     $    82,353,000.00     $     370,762.98
Series 2000-98-2, Class C                                               5.81%     $   123,628,000.00     $     578,239.92
Series 2000-99-1, Class A                                               5.41%     $   529,412,000.00     $   2,305,078.23
Series 2000-99-1, Class B                                               5.61%     $    70,588,000.00     $     318,715.11
Series 2000-99-1, Class C                                               5.81%     $   105,882,000.00     $     495,237.32
Series 2000-99-2, Class A                                               5.23%     $   397,058,400.00     $   1,672,957.04
Series 2000-99-2, Class B                                               5.53%     $    52,941,600.00     $     235,750.56
Series 2000-99-2, Class C                                               5.81%     $    79,412,400.00     $     371,432.20
Series 2000-99-3, Class A                                               5.34%     $   198,500,000.00     $     854,374.99
Series 2000-99-3, Class B                                               5.34%     $    26,500,000.00     $     114,060.14
Series 2000-99-3, Class C                                               5.81%     $    39,706,000.00     $     185,715.16
Series 2000-99-4, Class A                                               5.22%     $   441,176,000.00     $   1,853,408.12
Series 2000-99-4, Class B                                               5.47%     $    58,824,000.00     $     259,206.75
Series 2000-99-4, Class C                                               5.81%     $    88,235,000.00     $     412,697.77
Series 2000-1, Class A                                                  5.18%     $   760,000,000.00     $   3,172,076.39
Series 2000-1, Class B                                                  5.40%     $   102,500,000.00     $     445,565.36
Series 2000-1, Class C                                                  5.81%     $   137,500,000.00     $     643,122.83
Series 2000-2, Class A                                                  5.16%     $   600,000,000.00     $   2,492,187.50
Series 2000-2, Class B                                                  5.40%     $    80,921,000.00     $     351,761.90
Series 2000-2, Class C                                                  5.81%     $   108,553,000.00     $     507,730.27
                                                            ----------------      ------------------     ----------------
Weighted Average Coupon of all Notes                                    5.38%     $ 5,583,837,400.00     $  24,197,751.33
                                                            ================      ==================     ================

Weighted Average Coupon of
   Class A and Class B Notes                                            5.31%     $ 4,768,421,000.00
                                                            ================      ==================

Current Transaction Period:              Revolving Period

CASH FLOW REQUIREMENTS                                                                   SERIES 2000-98-1
----------------------                                          --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Due this Period                          $           --    $           --    $           --    $           --
Interest Distribution Due this Period                           $ 2,871,691.32    $   394,983.59    $   619,736.55    $ 3,886,411.46
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,470,833.33    $ 1,470,833.33
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,871,691.32    $   394,983.59    $ 2,090,569.88    $ 5,357,244.79
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 3,266,674.91

                                                                                         SERIES 2000-98-2
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 2,671,259.33    $   370,762.98    $   578,239.92    $ 3,620,262.23
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,372,713.33    $ 1,372,713.33
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,671,259.33    $   370,762.98    $ 1,950,953.25    $ 4,992,975.56
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 3,042,022.31

                                                                                         SERIES 2000-99-1
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 2,305,078.23    $   318,715.11    $   495,237.32    $ 3,119,030.66
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,176,470.00    $ 1,176,470.00
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,305,078.23    $   318,715.11    $ 1,671,707.32    $ 4,295,500.66
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 2,623,793.34

                                                                                         SERIES 2000-99-2
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 1,672,957.04    $   235,750.56    $   371,432.20    $ 2,280,139.80
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $   882,354.00    $   882,354.00
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 1,672,957.04    $   235,750.56    $ 1,253,786.20    $ 3,162,493.80
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 1,908,707.60

                                                                                         SERIES 2000-99-3
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $   854,374.99    $   114,060.14    $   185,715.16    $ 1,154,150.29
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $   441,176.67    $   441,176.67
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $   854,374.99    $   114,060.14    $   626,891.83    $ 1,595,326.96
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $   968,435.13

                                                                                         SERIES 2000-99-4
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 1,853,408.12    $   259,206.75    $   412,697.77    $ 2,525,312.64
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $   980,391.67    $   980,391.67
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 1,853,408.12    $   259,206.75    $ 1,393,089.44    $ 3,505,704.31
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 2,112,614.87

                                                                                         SERIES 2000-1
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 3,172,076.39    $   445,565.36    $   643,122.83    $ 4,260,764.58
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,666,666.67    $ 1,666,666.67
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 3,172,076.39    $   445,565.36    $ 2,309,789.50    $ 5,927,431.25
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 3,617,641.75

                                                                                         SERIES 2000-2
                                                                --------------------------------------------------------------------
                                                                   Class A           Class B           Class C            Total
                                                                --------------    --------------    --------------    --------------
Principal Distribution Required Amount                          $           --    $           --    $           --    $           --
Interest Distribution Required Amount                           $ 2,492,187.50    $   351,761.90    $   507,730.27    $ 3,351,679.67
Unpaid Principal Shortfalls paid this Period                    $           --    $           --    $           --    $           --
Unpaid Interest Shortfalls paid this Period                     $           --    $           --    $           --    $           --
Prepayable Interest                                             $           --    $           --    $           --    $           --
Servicing Fee                                                                                       $ 1,315,790.00    $ 1,315,790.00
                                                                --------------    --------------    --------------    --------------
Total Required Distribution                                     $ 2,492,187.50    $   351,761.90    $ 1,823,520.27    $ 4,667,469.67
                                                                ==============    ==============    ==============    ==============

Total Required Distribution to Class A & Class B investors                        $ 2,843,949.40

CASH DISBURSEMENTS
Servicer Payment to trustee for Series 2000-98-1                                  $ 3,886,411.46
Servicer Payment to trustee for Series 2000-98-2                                  $ 3,620,262.23
Servicer Payment to trustee for Series 2000-99-1                                  $ 3,119,030.66
Servicer Payment to trustee for Series 2000-99-2                                  $ 2,280,139.80
Servicer Payment to trustee for Series 2000-99-3                                  $ 1,154,150.29
Servicer Payment to trustee for Series 2000-99-4                                  $ 2,525,312.64
Servicer Payment to trustee for Series 2000-1                                     $ 4,260,764.58
Servicer Payment to trustee for Series 2000-2                                     $ 3,351,679.67
                                                                                  --------------
     Total Servicer Payment to trustee for all Series'                            $24,197,751.33
                                                                                  ==============

Trustee Payment to Series 2000-98-1 Class C                                       $   619,736.55
Trustee Payment to Series 2000-98-2 Class C                                       $   578,239.92
Trustee Payment to Series 2000-99-1 Class C                                       $   495,237.32
Trustee Payment to Series 2000-99-2 Class C                                       $   371,432.20
Trustee Payment to Series 2000-99-3 Class C                                       $   185,715.16
Trustee Payment to Series 2000-99-4 Class C                                       $   412,697.77
Trustee Payment to Series 2000-1 Class C                                          $   643,122.83
Trustee Payment to Series 2000-2 Class C                                          $   507,730.27
                                                                                  --------------
     Total Trustee Payment to all Class C Investor's                              $ 3,813,912.02
                                                                                  ==============